UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)     July 5, 2005
                                                         ----------------------

                                 MediaBay, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

            1-13469                                65-0429858
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   (Commission File Number)               (IRS Employer Identification No.)


               2 Ridgedale Avenue, Cedar Knolls, New Jersey 07927
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               (Address of Principal Executive Offices) (Zip Code)

                                 (973) 539-9528
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement


      On July 5, 2005, MediaBay, Inc. ("MediaBay") and Jeffrey A. Dittus ("Dittus") entered into Amendment No. 1 (the "Amendment") to the employment agreement on June 6, 2005 between MediaBay and Dittus. The Amendment provides that in the event Dittus is terminated by the Company, other than for Cause (as defined in the employment agreement or as defined in the stock incentive plan under which the Existing Option (as defined below) was granted) or Dittus terminates his employment with the Company for Good Reason (as defined in the employment agreement), notwithstanding anything to the contrary in any option agreement granted to Dittus prior to the date of the Amendment under the Company's stock incentive plans (the "Existing Options"), each Existing Option shall be immediately vested in full and shall remain exercisable for the full term as provided for in the respective Existing Option, regardless of any provision in any agreement relating to such Existing Option providing for earlier expiration of the Existing Option as a result of termination of Dittus' employment.

Item 9.01      Financial Statements and Exhibits

               Exhibit 10.1 Amendment No. 1 dated as of July 5, 2005 to Employment Agreement dated June 6, 2005 by and between Jeffrey A. Dittus and MediaBay, Inc.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MediaBay, Inc.
                                        (Registrant)

                                        By: /s/ Robert Toro
                                            ----------------------------------
                                            Robert Toro
                                            Chief Financial Officer and Senior
                                            Vice President of Finance


Date:  July 7, 2005